UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2006

Date of reporting period: August 31, 2006

Item 1.	Report to Stockholders.

Annual Report

August 31, 2006

Investment Advisor

Ascentia Capital Partners, LLC

9408 Double R Blvd.

Suite B

Reno, Nevada 89521

Phone: 1-866-506-7390

Annual Shareholder Letter

October 30, 2006

Dear Shareholders:

Despite the downdraft in global stock and bond markets that occurred between May 10 and June 13, financial markets have remained robust throughout 2006. For the Quarter ending August 31, 2006, the Dow Jones Industrial Average closed at 11,381—328 points shy of its 52-week high and 341 points shy of its all-time closing high set on January 14th, 2000. Meanwhile, the more broadly based S&P 500 Index and NASDAQ markets remain well off their respective all time highs. Surprising to some, however, is the fact that the U.S. market is now enjoying its second longest stretch in history without experiencing a 10% decline.

The Ascentia Long/Short Fund (ALSFX) posted a positive return of 4.19% for the three month period ending August 31, 2006. This return was in comparison to a 3.15% return posted by the S&P 500 Index for the same time period. The Fund’s outperformance was achieved despite holding several ‘hedged’ positions and a significant portion of cash throughout the quarter. For the year-to-date through August 31, 2006, the Fund posted a negative return of 0.64% relative to the S&P 500’s positive performance of 5.80%. The year-to-date underperformance is largely due to overweight positions in the Basic Materials and Precious Metals sectors which experienced severe profit taking earlier in the year. For the long term, however, we continue to believe those two sectors should be outstanding performers for years to come.

In general, the stock market appears to believe that the Federal Open Market Committee decision to pause at its latest August 8 meeting means that the Federal Reserve is done hiking interest rates for this cycle, and that the next move in policy rates may be a reduction. Currently, the Fed funds futures market is pricing in virtually no change in the Fed funds target rate over the next five months, with some probability of a rate cut between February and June of 2007, and a 100% probability of a rate cut by July 2007. In other words, the futures market believes that we are in a “plateau”; that period after the last rate hike but before the first rate cut. As a result, there is widespread belief that the stock and bond markets will continue to rally once the Fed stops tightening.

Since global equity markets topped on May 10, investors, traders, and economic forecasters have subjected every little bit of new economic and corporate data to the too hot, too cold, or just right “goldilocks” test. Following a sharp correction from that date, global equity markets began from June 13 the bounce off their rising 200-day moving averages, so far retracing approximately 50% of the prior decline. Equity markets seem to have regained their footing over the last couple of months by gradually adopting the view that the Fed may be able to actually engineer a soft landing for the U.S. economy. Some continue to believe that the global economy may still be too strong and that the world’s central bankers, including the Fed, will need to continue to raise rates. Others think that the economy will slow too much, and the Fed will need to ease rates in 2007 in order to avert a recession. The weakness of the U.S. housing market and consumer spending are well known keys to determining the extent of a slowdown. Nevertheless, it is now evident that the vast majority of Wall Street investors seem to believe that the Fed may actually achieve the usually elusive mid-cycle “soft landing” which was last accomplished in 1994-1995. Whether the Fed’s June 29 rate increase was the final hike of the tightening cycle or not may be too early to tell. But if it was, the historical message may be ominous. Contrary to popular belief, the stock market has tended to perform poorly from the last rate hike in a tightening cycle to the first cut in an easing cycle, almost always entering a bear market or already in one at the time of the final rate increase.

At Ascentia Capital Partners, we continue to expect a continued slowdown in economic growth this year. Likewise, we expect corporate earnings to continue to slow. U.S. companies’ second quarter earnings rose by an average of 19 percent as energy producers, bolstered by record oil prices, regained their standing as the fastest growing industry group. Profits for members of the Standard and Poor’s 500 Index climbed more that 10 percent for the 12th straight quarter, matching the longest streak since 1950. It is worth noting that about two-thirds of the S&P operating profit increase in the past year has come from just two sectors, energy and financial, with the former often considered a tax on the real economy. We continue to view the current economic environment as high risk/low reward. As a result, we expect to maintain a defensive posture in the Fund for the remainder of 2006.

Thank you for your continued support of the Ascentia Long/Short Fund.

Sincerely,

Stephen D. McCarty

Managing Partner

Ascentia Capital Partners, LLC

Please refer to the following page for important disclosure information.

Past performance is no guarantee of future results.

Short term performance, in particular is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

Must be preceded or accompanied by a prospectus.

Opinions expressed above are those of the Advisor and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Certain techniques and leverage employed in the management of the Fund may accelerate the velocity of possible losses. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund.

The Fund may invest in smaller companies that are subject to more abrupt or erratic market movement than larger, more established companies.

The Fund invests in foreign securities which involve currency risk, different accounting standards and are subject to political instability.

The Fund invests in shares of other investment companies that invest in securities and styles similar to the Fund, resulting in a generally higher investment cost than from investing directly in the underlying shares of these funds.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index. Price to earnings ratio reflects the multiple of earnings at which a stock sells. Investment performance reflects fee waivers. In the absence of such waivers, total return would be reduced.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. You cannot invest directly in an index.

The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

Ascentia Long/Short Fund

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/06 – 8/31/06).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Ascentia Long/Short Fund
	Beginning Account Value 3/1/06	Ending Account Value 8/31/06	Expenses Paid During Period 3/1/06 – 8/31/06*
Actual**	$1,000.00	$1,017.20	$15.76
Hypothetical (5% return before expenses)***	$1,000.00	$1,011.70	$15.70
*	Expenses are equal to the Fund’s annualized expense ratio of 2.68%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Excluding dividends on short positions and interest expense, your actual cost of investment in the Fund would be $13.63.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investment in the Fund would be $13.59.

Ascentia Long/Short Fund

Investment Highlights

(Unaudited)

The investment objective of the Fund is to achieve absolute total returns. The Fund seeks to achieve its investment objective by utilizing a top-down, macroeconomic approach that analyzes over 80 different capital markets, such as domestic and foreign equity markets, various industry and sector indices, fixed income and currency markets, as well as the commodities markets. The Fund’s investment strategies are driven primarily by a proprietary, quantitative analysis of these market trends over long-, intermediate- and short-term investment cycles.

Sector Breakdown

% of Net Assets

Total Returns as of August 31, 2006

	Ascentia Long/Short Fund	S&P 500 Index
Six Months	1.72%	2.79%
Cumulative Since Inception (10/26/05)	(4.19)%	11.30%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-506-7390.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index. Sector allocations are subject to change.

Ascentia Long/Short Fund

Schedule of Investments

August 31, 2006

Common Stocks 12.76%	Shares	Value
Metals & Mining 8.08%
Coeur d’Alene Mines Corp.(a)	15,300	$83,079
Newmont Mining Corp.	2,130	109,163
Phelps Dodge Corp.	900	80,550

		272,792

Oil, Gas & Consumable Fuels 4.68%
Pan-Ocean Energy Corp. Limited—Class B(a)(b)	3,000	158,133

Total Common Stocks (Cost $413,793)		430,925

Exchange Traded Funds 26.92%
iShares Russell 1000 Value Index Fund	3,645	276,364
Market Vectors Gold Miners ETF(a)	4,000	162,360
SPDR Trust Series 1	2,700	352,890
streetTRACKS Gold Trust(a)	1,880	117,105

Total Exchange Traded Funds (Cost $891,983)		908,719

Short Term Investment 19.68%
Investment Company
The AIM STIT Liquid Assets Portfolio	664,354	664,354

Total Short Term Investment (Cost $664,354)		664,354

Total Investments 59.36% (Cost $1,970,130)		2,003,998
Other Assets, less Liabilities 40.64%		1,371,834

Total Net Assets 100.00%		$3,375,832

Percentages are stated as a percent of net assets.

(a)	Non Income Producing
(b)	Foreign Issued

See accompanying notes to the financial statements.

Ascentia Long/Short Fund

Schedule of Securities Sold Short

August 31, 2006

Common Stocks 6.62%	Shares	Value
Household Durables 4.10%
Whirlpool Corp.	1,710	$138,356

Thrifts and Mortgage Finance 2.52%
IndyMac Bancorp, Inc.	2,180	85,238

Total Securities Sold Short (Proceeds $230,047)		$223,594

Percentages are stated as a percent of net assets.

Ascentia Long/Short Fund

Schedule of Options Written

August 31, 2006

Call Options Written	Contracts	Value
Newmont Mining Corp.:
Expiration: October 2006, Exercise Price: $52.50	21	$3,885

Total Options Written (Premiums received $3,705)		$3,885

See accompanying notes to the financial statements.

Ascentia Long/Short Fund

Statement of Assets and Liabilities

August 31, 2006

ASSETS
Investments, at value (cost $1,970,130)	$2,003,998
Cash	48,584
Receivable for investments sold	894,290
Deposits at broker for securities sold short and options written	949,657
Receivable from broker for proceeds on securities sold short	230,047
Receivable from broker for premium on options written	3,705
Dividends and interest receivable	2,895
Receivable from Advisor	33,478
Other assets	3,786

TOTAL ASSETS	4,170,440

LIABILITIES
Securities sold short, at value (proceeds $230,047)	223,594
Options written, at value (premium received $3,705)	3,885
Payable for investments purchased	504,750
Payable to affiliates	20,601
Payable for distribution fees	963
Accrued expenses and other liabilities	40,815

TOTAL LIABILITIES	794,608

NET ASSETS	$3,375,832

Net assets consist of:
Paid-in capital	$3,424,570
Undistributed net investment income	2,262
Accumulated net realized loss	(91,141)
Net unrealized appreciation (depreciation) on:
Investments	33,868
Short positions	6,453
Written options	(180)

NET ASSETS	$3,375,832

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	271,559

Net asset value, redemption price and offering price per share	$12.43

See accompanying notes to the financial statements.

Ascentia Long/Short Fund

Statement of Operations

For the Period Ended August 31, 2006(1)

INVESTMENT INCOME
Interest income	$42,892
Dividend income(2)	11,560

TOTAL INVESTMENT INCOME	54,452

EXPENSES
Advisory fees	32,775
Audit and tax fees	23,484
Administration fees	22,276
Transfer agent fees and expenses	21,771
Fund accounting fees	20,679
Legal fees	7,503
Custody fees	6,984
Federal and state registration fees	6,841
Reports to shareholders	4,904
Distribution fees	4,138
Trustees’ fees and related expenses	3,966
Other expenses	8,725

TOTAL EXPENSES BEFORE DIVIDENDS ON SHORT POSITIONS AND INTEREST EXPENSE	164,046
Interest expense	478
Dividends on short positions	4,826
Less waivers and reimbursement by Advisor	(119,684)

NET EXPENSES	49,666

NET INVESTMENT INCOME	4,786

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(103,951)
Short positions	22,061
Purchased options	(9,251)
Change in net unrealized appreciation (depreciation) on:
Investments	33,868
Short positions	6,453
Written options	(180)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(51,000)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($46,214)

(1)	The Fund commenced operations on October 26, 2005.
(2)	Net of $302 in foreign withholding tax.

See accompanying notes to the financial statements.

Ascentia Long/Short Fund

Statement of Changes in Net Assets

Period Ended August 31, 2006(1)

FROM OPERATIONS
Net investment income	$4,786
Net realized gain (loss) on:
Investments	(103,951)
Short positions	22,061
Purchased options	(9,251)
Change in net unrealized appreciation (depreciation) on:
Investments	33,868
Short positions	6,453
Written options	(180)

Net decrease in net assets from operations	(46,214)

FROM DISTRIBUTIONS
Net investment income	(2,524)

Net decrease in net assets resulting from distributions paid	(2,524)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,521,802
Net asset value of shares issued in reinvestment of distributions to shareholders	2,524
Payments for shares redeemed	(99,756)

Net increase in net assets from capital share transactions	3,424,570

TOTAL INCREASE IN NET ASSETS	3,375,832

NET ASSETS:
Beginning of period	—

End of period	$3,375,832

UNDISTRIBUTED NET INVESTMENT INCOME	$2,262

(1)	Fund commenced operations on October 26, 2005.

See accompanying notes to the financial statements.

Ascentia Long/Short Fund

Financial Highlights

For the Period Ended August 31, 2006(1)

Per Share Data for a Share Outstanding Throughout the Period

Net Asset Value, Beginning of Period	$13.00

Income (loss) from investment operations:
Net investment income	0.04 (2)
Net realized and unrealized loss on investments	(0.58)

Total from Investment Operations	(0.54)

Less distributions paid:
From net investment income	(0.03)

Total distributions paid	(0.03)

Net Asset Value, End of Period	$12.43

Total Return(3)	(4.19)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$3,376

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)(5)	10.23%
After waiver and expense reimbursement(4)(5)	3.00%

Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(5)(6)	(6.94)%
After waiver and expense reimbursement(5)(6)	0.29%
Portfolio turnover rate(3)	1,326.55%

(1)	Fund commenced operations on October 26, 2005.
(2)	Net income per share is calculated using ending balances prior to consideration of adjustment for permanent book and tax differences.
(3)	Not annualized for periods less than a full year.
(4)	The ratio of expenses to average net assets includes dividends on short positions and interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 9.91% and 2.68%, respectively, annualized for the period ended August 31, 2006.
(5)	Annualized.
(6)	The net investment income (loss) ratios include dividends on short positions and interest expense.

See accompanying notes to the financial statements.

Ascentia Long/Short Fund

Notes to Financial Statements

August 31, 2006

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Ascentia Long/Short Fund (the “Fund”) represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve absolute total returns. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund commenced operations on October 26, 2005. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Ascentia Capital Partners, LLC (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund’s securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked prices. Securities that are listed on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of

Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more likely-than-not threshold, the Fund would report an income tax expense in the Statement of Operations. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and the impact of this standard on the financial statements has not yet been determined.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund’s receivable from broker for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

(f)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which the Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

Transactions in call options written during the period ended August 31, 2006, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at October 26, 2005*	—	—
Options written	21	3,705

Options outstanding at August 31, 2006	21	3,705

*	Commencement of Operations

(g)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

(h)	Indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(i)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the period ended August 31, 2006 was as follows:

Ordinary income	$2,524

As of August 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$1,970,299

Gross tax unrealized appreciation	34,536
Gross tax unrealized depreciation	(837)

Net tax unrealized appreciation	33,699

Undistributed ordinary income	2,262
Undistributed long-term capital gain	—

Total distributable earnings	17,727

Other accumulated losses	(84,699)

Total accumulated losses	$(48,738)

At August 31, 2006 the Fund had a post-October capital loss of $90,972.

(4)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the period ended August 31, 2006, the Fund accrued expenses of $4,138 pursuant to the 12b-1 Plan.

(5)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.98% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses through October 26, 2007, and shall continue thereafter at the discretion of the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connections with any merger or reorganization and extraordinary items) do not exceed 2.68% of the Fund’s average daily net assets. For the period ended August 31, 2006, expenses of $119,684 were waived by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Period Ended August 31, 2006(1)
Shares sold	279,392
Shares issued to holders in reinvestment of distributions	201
Shares Redeemed	(8,034)

Net increase	271,559

(1)	The Fund commenced operations on October 26, 2005.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period ended August 31, 2006, were $9,748,312 and $8,338,561, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Ascentia Long/Short Fund:

We have audited the accompanying statement of assets and liabilities of Ascentia Long/Short Fund, one of the diversified series constituting the Trust for Professional Managers (the “Fund”), including the schedule of investments, as of August 31, 2006, and the related statements of operations and changes in net assets and the financial highlights for the period from October 26, 2005 (commencement of operations) to August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for the period from October 26, 2005 (commencement of operations) to August 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin

October 20, 2006

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Ascentia Long/Short Fund has adopted proxy voting policies and procedures that delegate to the Advisor, the authority to vote proxies. A description of the Ascentia Long/Short Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-506-7390. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record is available without charge, upon request, by calling, toll free, 1-866-506-7390, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

ASCENTIA LONG/SHORT FUND

Additional Information (Unaudited) (Continued)

Tax Information

The Fund designates 9.66% of its ordinary income distribution for the period ended August 31, 2006, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the period ended August 31, 2006, 12.5% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Additional Information Applicable to Foreign Shareholders Only:

The Fund hereby designates 56.36% of its ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(l)(c).

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-866-506-7390.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair, Department of Accounting, Marquette University (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	5	Independent Trustee, MUTUALS.com (an open-end Investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 49	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–present); Director, Flight Standards & Training (1990–1999).	5	Independent Trustee, MUTUALS.com (an open-end Investment company with two portfolios).

ASCENTIA LONG/SHORT FUND

Additional Information (Unaudited), continued

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 43	Chairperson, President and Treasurer/ Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	Senior Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	5	Director/Trustee, Buffalo Funds (an open-end investment company with eight portfolios); Trustee, MUTUALS.com (an open-end Investment company with two portfolios).

Kathleen Osland 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Chief Compliance Officer	Indefinite Term; Since August 1, 2006	Counsel, U.S. Bancorp Fund Services, LLC (May 2005–present); Associate Counsel Urban & Taylor, S.C. (2003–2005).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 26	Secretary	Indefinite Term; Since November 15, 2005	Legal Compliance Administrator, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC the Fund’s principal underwriter.

Ascentia Long/Short Fund

Investment Advisor

Ascentia Capital Partners, LLC

9408 Double R Blvd.

Suite B

Reno, Nevada 89521

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

1555 N. RiverCenter Drive,

Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller and other senior financial officers. The Registrant has revised its code of ethics during the period covered by this report to provide that the audit committee of the Registrant has delegated to the Registrant’s Chief Compliance Officer the responsibility to oversee the day-to-day operation of the Registrant’s code of ethics, and other miscellaneous changes. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael D. Akers is the audit committee financial expert and is considered to be independent in accordance with SEC rules. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4.	Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services and tax services during the last fiscal year1. “Audit services” refer to professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees and tax fees by the principal accountant.

FYE 08/31/2006
Audit Fees	$19,500
Tax Fees	$4,000

There were no audit-related fees billed in the last fiscal year for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements. There were also no other fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported above.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including non-audit services to be performed for the Registrant’s investment adviser or any affiliated entity of the investment adviser if the engagement relates directly to the operations and financial reporting of the Registrant. In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by the principal accountant during the last fiscal year. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

[1]	The Ascentia Long/Short Fund commenced operations on October 26, 2005.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Professional Managers

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date	10/25/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date	10/25/06